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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report
(Date of earliest event reported)                         February 13, 1997


                               ALFA CORPORATION
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


           Delaware                        0-11773               63-0838024
---------------------------------       ------------        ------------------
(State or Other Jurisdiction            (Commission           (IRS Employer
of Incorporation or Organization)       File Number)        Identification No.)


           2108 East South Boulevard, Montgomery, Alabama 36116-2015
            (Mail: P.O. Box 11000, Montgomery, Alabama 36191-0001)
           ---------------------------------------------------------
             (Address and Zip Code of Principal Executive Offices)



               Registrant's Telephone Number,     (334) 288-3900
                                                 ----------------

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Item 4.  Other Important Events
         ----------------------

        On February 13, 1997, Registrant announced that B. Phil Richardson, Executive Vice President, Operations, was retiring effective April 1, 1997. Ken Wallis, Secretary and General Counsel, will assume the position of Executive Vice President, Operations and Assistant to the President effective April 1, 1997.


                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ALFA CORPORATION


                                       By:
                                          -------------------------------------
                                           Its President